UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------
                                    FORM 8-K
                        ---------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 1, 2007
                Date of report (Date of earliest event reported)

                                    TSR, INC.
             (Exact Name of Registrant as Specified in its charter)

    Delaware                 0-8656                  13-2635899
-----------------         -------------           -------------------
(State or Other           (Commission              (I.R.S. Employer
   Jurisdiction            File Number)           Identification No.)
 of Incorporation)


                      400 Oser Avenue, Hauppauge, NY         11788
 -----------------------------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)

                                 (631) 231-0333
 -----------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

 -----------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]    Written communication pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     TSR, Inc. (the "Company") entered into an employment agreement dated March 1, 2007 with Christopher Hughes, who has recently been elected as a Senior Vice President of the Company and President of the Company's TSR Consulting Services, Inc. subsidiary. The employment agreement is for a term of five years, provides for an annual base salary of $200,000, and for an annual discretionary bonus based on standards to be approved annually by the Compensation Committee of the Board of Directors of the Company. The employment agreement provides for severance, in the event of termination without cause, equal to the base salary for two years. The employment agreement also contains a change in control agreement pursuant to which Mr. Hughes will receive a payment equal to two times his base salary and then current bonus if his employment is terminated in connection with or following a change of control.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit Number    Description
--------------    -----------------------
10.1              Employment Agreement dated March 1, 2007 between the Company and Christopher Hughes

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TSR, INC.

                                        By:     /s/ John G. Sharkey
                                                --------------------
                                        Name:   John G. Sharkey
                                        Title:  Vice President and Secretary

Date:    March 6, 2007


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                                                                    Exhibit 10.1

                              EMPLOYMENT AGREEMENT

    AGREEMENT effective this 1st day of March, 2007 by and between TSR, Inc., a Delaware corporation, with offices at 400 Oser Avenue, Hauppauge, New York 11788 (hereinafter called the "Corporation") and Christopher Hughes, residing at xxxxx New York (hereinafter called "Executive").

                             W I T N E S S E T H :

     WHEREAS, the Corporation desires to employ Executive and Executive is willing to undertake such employment on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. The Corporation hereby employs Executive as President of TSR Consulting Services, Inc. and Senior Vice President of the Corporation or such other position as he may be appointed to by the Board of Directors, with the Corporation or any subsidiary thereof to perform such duties on behalf of the Corporation and TSR Consulting Services, Inc. as the Chairman may from time to time determine.

2. Executive hereby accepts such employment and agrees that throughout the period of his employment hereunder, he will devote his full time, attention, knowledge and skills, faithfully, diligently and to the best of his ability, in furtherance of the business of the Corporation and to promote the interest of the Corporation, will perform the duties assigned to him pursuant to Paragraph 1 hereof, subject, at all times, to the direction and control of the Chairman of the Board of Directors of the Corporation and the Corporation's Board of Directors. Executive shall at all times be subject to, observe and carry out such rules, and regulations as the Corporation from time to time shall establish. During the period of Executive's employment hereunder, Executive shall not be entitled to additional compensation for serving in any office of the Corporation or any of its subsidiaries to which he is elected, including without limitation as a director of the Corporation.

3. Executive shall be employed for a term of five (5) years commencing as of the 1st day of March, 2007 and ending on the 28th day of February, 2012 (the "Term"), unless his employment is terminated prior to the expiration of the Term pursuant to the provisions hereof.

4. (a) As full compensation for his services hereunder, the Corporation will pay to Executive a salary (the "Base Salary") at the rate of Two Hundred Thousand ($200,000) Dollars per annum, payable in equal installments in arrears no less frequently than semi-monthly. In addition, the Corporation's Compensation Committee of the Board of Directors, shall in good faith, after the end of each fiscal year consider and cause the Corporation to grant to Executive a discretionary bonus, based upon standards which the Chairman of the Corporation, subject to the approval of the Corporation's Compensation Committee of the Board of Directors, shall establish with Executive at the beginning of the each fiscal year commencing after the date of this Agreement and for the period from the date of the Agreement until May 31, 2007 and which standards may be modified thereafter with the approval of the Compensation Committee. The bonus provided for hereunder shall be payable by the Corporation to Executive within 120 days of the end of the fiscal year, for the period to which such bonus


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          relates.  The Company shall pay to the Employee as an advance  payment of the bonus within 30 days after the end of each fiscal quarter an amount equal to the bonus which would have been earned through the end of such fiscal quarter, based on the standards approved by the Compensation Committee. Each such advance payment of the bonus shall be approved by the Compensation Committee unless it is paid in accordance with a formula approved in advance for such fiscal year. In the event that following any fiscal quarter or following completion of the Company's audited financial statements, any advance payment of the bonus previously paid with respect to any fiscal year (or portion thereof) exceeds the amount that Executive is entitled to through the end of such fiscal quarter or fiscals year, Employee shall promptly return such excess.

     (b) In addition, Executive shall be entitled to participate, to the extent he is eligible under the terms and conditions thereof, in any pension, profit-sharing, retirement, hospitalization, insurance, medical services, or other employee benefit plan generally available to executives of the Corporation which may be in effect from time to time during the period of his employment hereunder. The Corporation shall be under no obligation to institute or continue the existence of any such employee benefit plan. Executive is entitled to executive medical benefits and also shall be entitled to a car (leased or owned at sole discretion of the Corporation) in such amounts for the car as shall be determined by the Board of Directors of the Corporation. Any or all of such entitlements in the preceding sentence may be discontinued at the end of any contract year at the discretion of the Chairman.

5. The Corporation shall reimburse Executive for all expenses reasonably incurred by him in connection with the performance of his duties hereunder and in connection with the business of the Corporation, upon the submission to the Corporation of appropriate vouchers therefor and approval thereof by the Treasurer of the Corporation. Such reimbursements shall be subject to the expense reimbursement policies of the Corporation, which are in effect from time to time. Executive shall be entitled to three (3) weeks vacation time per annum in accordance with the regular procedures of the Corporation governing executive officers as determined from time to time by the Corporation's Board of Directors.

6.  (a)   Notwithstanding any provision contained herein to the contrary, if on or after the date hereof and prior to the end of the Term, Executive is terminated for "Cause" (as defined below) then the Corporation shall have the right to give notice of termination of Executive's services hereunder as of a date to be specified in such notice and this Agreement shall terminate as of the date so specified. Termination for "Cause" shall mean Executive shall (i) be indicted of a felony, (ii) commit any act or omit to take any action in bad faith and to the detriment of the Corporation, (iii) commit an act of fraud against the Corporation or (iv) materially breach any term of this Agreement or any policy established by the Corporation's Board of Directors and fail to correct such breach within ten days after written notice of commission thereof.

    (b) If, during the Term, Executive is unable to perform his duties hereunder on account of illness, accident or other physical or mental incapacity and such illness or other incapacity shall continue for a period of six (6) consecutive months or an aggregate of one hundred and eighty (180) days in any consecutive twelve (12) month period, the Corporation shall have the right, on fifteen (15) days written notice

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          (given after such period) to Executive,  to terminate this  Agreement.
          In such event, the Corporation shall be obligated to pay to Executive his Base Salary for the calendar month in which such termination occurs. However, if prior to the date specified in such notice, Executive's illness or incapacity shall have terminated and he shall have taken up the performance of his duties hereunder, Executive shall be entitled to resume his employment hereunder, as though such notice had not been given.

    (c) In the event of Executive's death during the Term, this Agreement shall terminate immediately, and Executive's legal representatives shall be entitled to receive his Base Salary for the calendar month during which his death shall have occurred together with any approved expenses as contemplated under Section 5 and as may otherwise be provided under any insurance policy or similar instrument.

    (d)   In the event that this Agreement is terminated for "Cause" pursuant to
          Section 6(a), then Executive shall be entitled to receive only his Base Salary for the month in which such termination shall take effect.

    (e)   The  Corporation   may  terminate  this  Agreement  and   Executive's
          employment  hereunder  for any  reason  other than as  provided  under
          Section 6(a), (b), or (c), upon thirty (30) days' written notice to Executive and, in such event, the Corporation shall be obligated to pay to Executive an amount equal to any unpaid, approved expenses as contemplated under Section 5 and a severance payment equal to two (2) year's salary at the Base Salary, payable in forty-eight (48) equal semi-monthly installments.

          In the event the Corporation terminates Executive for any reason other than as provided under Section 6(a), (b), or (c) Executive will remain eligible for a period of eighteen (18) months after termination to participate in the health benefit program provided to all employees of the Corporation which may then be in effect. The cost of providing such coverage under health benefit program will be paid by the Corporation.

7. In the event that during the Term the Executive's employment is terminated without Cause in anticipation of or within one year after a "Change in Control" (as defined below):

     (a) (i) the Corporation shall pay to Executive his full salary through the date of termination at the Base Salary in effect at the time notice of termination is given plus his bonus prorated through the date of termination; and

          (ii) in lieu of any further salary or bonus payments to Executive for periods subsequent to the date of termination, the Corporation shall pay within 60 days of the date of termination as severance pay to
          Executive:

          (A) his full salary at the Base Salary in effect at the date of termination for two years.

          (B) two (2) times his bonus for the then current fiscal year, or if that amount can not be determined, two (2) times the amount of the bonus paid in the prior fiscal year.

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

          (C) the Company will continue to provide all benefits enumerated in Paragraph 4 of this Agreement for a maximum of eighteen (18) months.

    (b)    As used herein, the term "Change in Control" shall mean:

          (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which is not currently a person who controls (within the meaning of Rule 12b-2 promulgated under the Exchange Act), individually or as a member of a group, the Company is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing 50.1% or more of the combined voting power of the Corporation's then outstanding securities.

          (ii) the shareholders of the Corporation approve a merger or consolidation involving the Corporation resulting in a change of
          ownership of a majority  of  the   outstanding   shares  of  capital
          stock  of  the Corporation, or

          (iii) the shareholders of the Corporation approve a plan of liquidation or dissolution of the Corporation or the sale or disposition by the Corporation of all or substantially all the Corporation's assets.

8. The Corporation and Executive are on this day entering into a Maintenance of Confidence and Non-Compete Agreement, the terms of which are hereby expressly incorporated into this Agreement, provided, however, that the Maintenance of Confidence and Non Compete Agreement shall continue to be effective notwithstanding any termination of Executive's employment hereunder and shall continue in effect upon expiration of this Agreement pursuant to the terms of the Maintenance of Confidence and Non-Compete Agreement.

9. (a) The Corporation shall have the right from time to time to purchase, increase, modify or terminate insurance policies on the life of Executive for the benefit of the Corporation, in such amounts as the Corporation shall determine in its sole discretion.

     (b) In connection with paragraph 9(a) above, Executive shall, at such time or times and at such place or places as the Corporation may reasonably direct, submit himself to such physical examinations and Executive shall deliver such documents as the Corporation may deem necessary or desirable.

10. Executive shall hold in a fiduciary capacity for the benefit of the Corporation all information, knowledge and data relating to or concerned with its operations, sales, business and affairs, and he shall not, at any time hereafter, use, disclose or divulge any such information, knowledge or data to any person, firm or corporation other than the Corporation or its designees or except as may otherwise be required in connection with the business and affairs of the Corporation.

11. The parties hereto acknowledge that Executive's services are unique and that, in the event of a breach by Executive of any of his obligations under this Agreement, the Corporation will not have an adequate remedy at law. Accordingly, in the event of any such breach or threatened breach by Executive, the Corporation shall be entitled to such equitable and injunctive relief as may be


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available to restrain  Executive from the violation of the  provisions  thereof.
Nothing herein shall be construed as prohibiting the Corporation from pursuing any other remedies at law or in equity for such breach or threatened breach, including the recovery of damages and the immediate termination of the employment of Executive hereunder.

12. This Agreement together with the Maintenance of Confidence and Non-Compete Agreement executed on the same date hereof, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and no amendment or modification hereof shall be valid or binding unless made in writing and signed by the party against whom enforcement thereof is sought.

13. Any notice required, permitted or desired to be given pursuant to any of the provisions of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered in person or sent by certified mail, return receipt requested, postage and fees prepaid as follows:

        If to the Corporation at:

                Chairman of the Board
                TSR, Inc.
                400 Oser Avenue
                Hauppauge, New York 11788

        With a copy to:

                Mr. John Sharkey
                Vice President of Finance
                TSR, Inc.
                400 Oser Avenue
                Hauppauge, New York 11788

        If to the Executive at:

                Mr. Christopher Hughes
                xxxxxxx
                xxxxx, New York

     Either of the parties hereto may at any time and from time to time change the address to which notice shall be sent hereunder by notice to the other party given under this paragraph 13. The date of the giving of any notice sent by mail shall be the date of the posting of the mail.

14. Neither this Agreement nor the right to receive any payments hereunder may be assigned by Executive. This Agreement shall be binding upon Executive, his heirs, executors and administrators and upon the Corporation, its successors and assigns.

15. No course of dealing nor any delay on the part of the Corporation in exercising any rights hereunder shall operate as a waiver of any such rights. No waiver of any default or breach of this Agreement shall be deemed a continuing waiver or a waiver of any other breach or default.

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16. This Agreement  shall be governed,  interpreted  and construed in accordance with the laws of the State of New York applicable to agreements entered into and to be performed entirely therein.

17. If any clause, paragraph, section or part of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provisions shall be ineffective but shall not in any way invalidate or affect any other clause, paragraph, section or part of this Agreement.

18. Executive acknowledges that he is not subject to any agreement, which would in any way restrict him from carrying out his employment as contemplated hereunder.

19. This Agreement supersedes any prior employment agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day in year first above written.

/s/ Christopher Hughes
----------------------
Christopher Hughes
Executive

TSR, Inc.

By:    /s/ Joseph F. Hughes
       ----------------------
Name:  Joseph F. Hughes
Title: Chairman